Exhibit 10.2.4

                                   JOINDER TO
                            MASTER CORPORATE GUARANTY

            Reference is made to that certain Amended and Restated Credit Agreement among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as agent for the Lenders ("Agent"), dated as of April 1, 2005 (as such document is amended, restated, modified or supplemented from time to time, the "Credit Agreement").

            In order to induce Agent and the other Lenders to continue to make advances to Borrower under the Credit Agreement and in accordance with Section
6.10 of the Credit Agreement, each of the undersigned Companies (each, a "Company"), each a newly formed direct or indirect subsidiary or Wholly-Owned Restricted Subsidiary (as defined in the Credit Agreement) of Playboy Enterprises, Inc., a Delaware corporation ("Playboy"), hereby agrees to become a party to that certain Master Corporate Guaranty, dated as of March 11, 2003 (as amended, restated, modified or supplemented from time to time, the "Guaranty"; capitalized terms not otherwise defined herein shall have the meanings stated in the Guaranty), among Playboy, certain direct and indirect subsidiaries of Borrower and Agent, by executing this Joinder to Master Corporate Guaranty, and further agrees that, in accordance with the Guaranty on and after the date set forth below, such Company is a "Guarantor" thereunder and shall be bound by all the terms, provisions and obligations of the Guaranty.

            Each of the Companies hereby agrees that it makes each of the representations set forth in the Guaranty as of the date set forth below.

            In all other respects, the Guaranty shall remain unchanged and in full force and effect in accordance with its original terms.

                        [Signatures follow on next page.]

Dated:  May 15, 2006

                                           COMPANIES
                                           ---------

                                           PLAYBOY.COM, INC.,
                                           a Delaware corporation

                                           By Robert Campbell
                                           Its Treasurer


                                           PLAYBOY.COM INTERNET GAMING, INC.,
                                           a Delaware corporation

                                           By Robert Campbell
                                           Its  Treasurer


                                           PLAYBOY.COM RACING, INC.,
                                           a Delaware corporation

                                           By Robert Campbell
                                           Its  Treasurer


                                           SPICETV.COM, INC.,
                                           a Delaware corporation

                                           By Robert Campbell
                                           Its  Treasurer


                                           CJI HOLDINGS, INC.,
                                           a Delaware corporation

                                           By Robert Campbell
                                           Its  Treasurer
ACCEPTED:

BANK OF AMERICA, N.A.,
  as Agent


By David A. Johanson
   -----------------
Its Vice President
    --------------


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